EXHIBIT 32.1

Certifications Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the Annual Report (the “Report”) of Precision Aerospace Components, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission, John F. Wachter, Chief Financial Officer of the Company and Victor Mondo, Chief Executive Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to the undersigned’s knowledge:

(1)	the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2017	/s/ John F. Wachter
John F. Wachter
Chief Financial Officer and Chairman of the Board of Directors

Date: March 30, 2017	/s/ Victor Mondo
Victor Mondo
Chief Executive Officer